UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

REDBOX ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39741 (Commission File Number)	85-2157010 (I.R.S. Employer Identification Number)

1 Tower Lane, Suite 800 Oakbrook Terrace, Illinois (Address of principal executive offices)	60181 (Zip Code)

(212) 616-7700 Registrant’s telephone number, including area code

Seaport Global Acquisition Corp. 360 Madison Avenue, 20th Floor New York, NY 10017 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As disclosed under the section entitled “Proposal No. 1—The Business Combination Proposal” in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on September 29, 2021 by Seaport Global Acquisition Corp. (“Seaport” or "SGAC"), now known as Redbox Entertainment Inc., Seaport entered into a business combination Agreement, dated as of May 16, 2021 (as amended, the “Business Combination Agreement”), by and among Seaport, Seaport Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Seaport (“Merger Sub”), Redwood Holdco, LP, a Delaware limited partnership (“Parent”), and Redwood Intermediate, LLC, a Delaware limited liability company (“Redbox”). Pursuant to the Business Combination Agreement, Seaport acquired certain equity interests of Redbox from Parent, its sole member, by way of Merger Sub merging with and into Redbox, and Redbox becoming a direct subsidiary of Seaport as a result thereof (the “Business Combination”).

On October 20, 2021, Seaport held a special meeting of stockholders (the “Special Meeting”), at which the Seaport stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, on October 22, 2021 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Unless the context otherwise requires, “we,” “us,” “our,” “and the “Company” refer to Redbox Entertainment Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement in the section entitled “Certain Defined Terms” beginning on page i thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Stockholders Agreement

On the Closing Date, the Company entered into a stockholders agreement (the “Stockholders Agreement”) with Parent and certain other parties (collectively, the “Stockholder Parties”). Pursuant to the terms of the Stockholders Agreement, the Stockholder Parties will have the right to designate nominees for election to the Company’s board of directors following the Closing. The number of nominees that the Stockholder Parties will be entitled to nominate pursuant to the Stockholders Agreement is dependent on the Stockholder Parties’ beneficial ownership of Company Shares (as defined in the Stockholders Agreement).

The Stockholders Agreement provides that: (i) for so long as the share of the economic interest of Parent together with its successor or any permitted transferee under the Stockholders Agreement (the “Principal Stockholders”) in the aggregate issued and outstanding shares of Class A common stock, and any securities or rights convertible into, or exercisable or exchangeable for Class A common stock, at any time (the “Percentage Interest”) is at least 35%, the Principal Stockholders will have the right to nominate four directors to the Board (at least one of whom will be independent); (ii) for so long as the Percentage Interest of the Principal Stockholders is less than 35% but at least 25%, the Principal Stockholders will have the right to nominate three directors to the Board (at least one of whom will be independent); (iii) for so long as the Percentage Interest of the Principal Stockholders is less than 25% but at least 15%, the Principal Stockholders will have the right to nominate two directors to the Board (at least one of whom will be independent); and (iv) for so long as the Percentage Interest of the Principal Stockholders is less than 15% but at least 5%, the Principal Stockholders will have the right to nominate one director to the Board. Initially, the Principal Stockholder has nominated Kimberly Kelleher, Reed Rayman, David B. Sambur and Lee J. Solomon to serve on the Board.

For so long as Seaport Global SPAC, LLC (the “Sponsor”), together with its successors or any permitted transferee under the Stockholders Agreement (the “Sponsor Stockholder”) beneficially owns, in the aggregate, a number of shares of Class A common stock, and any securities or rights convertible into, or exercisable or exchangeable for Class A common stock, held by the Sponsor Stockholder immediately following the Closing (the “Initial Sponsor Shares”) equal to or greater than (i) 75% of the total number of Initial Sponsor Shares, the Sponsor Stockholder will have the right, but not the obligation, to nominate two directors for election to the Board (at least one of which will be independent) and (ii) 50% of the total number of Initial Sponsor Shares, the Sponsor Stockholder will have the right, but not the obligation, to nominate one director for election to the Board. Initially, the Sponsor Stockholder has nominated Jay Burnham and Charles Yamarone to serve on the Board.

For so long as HPS Investment Partners, LLC’s (the “HPS Stockholder”) Percentage Interest is at least 50% of the Percentage Interest of the HPS Stockholder as of immediately following the Closing, the HPS Stockholder will have the right, but not the obligation, to (i) nominate one director for election to the Board and (ii) designate one non-voting observer to the Board who is reasonably satisfactory to SGAC. Initially, the HPS Stockholder has nominated Vikas M. Keswani to serve on the Board.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by the full text of the Stockholders Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, the Company, the Sponsor, Parent and certain owners of equity interests in Parent (together with the Sponsor, Parent and any person or entity who becomes a party to the Registration Rights Agreement (as defined below), the “Investors”) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company is required to prepare and file or cause to be prepared and filed with the Commission as soon as practicable after the Closing, but in any event no later than thirty calendar days after the Closing, a Registration Statement (as defined therein) for an offering to be made on a delayed or continuous basis registering the resale from time to time by the Investors all of the Registrable Securities (as defined therein) then held by such Investors that are not covered by an effective registration statement on the Filing Date (as defined therein) (a “Resale Shelf Registration Statement”).

In particular, the Registration Rights Agreement provides for the following:

•	Demand registration rights. At any time and from time to time after the expiration of the period ending on the earlier of (a) six months after the Closing or (b) if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any twenty trading days within and 30-trading day period following the Closing (the “Registration Rights Agreement Lock-Up Period”), the Company will be required, upon the written demand of one or more Investor(s) who hold Registrable Securities with an aggregate estimated market value of at least $75 million, to file a registration statement of all or any portion of their Registrable Securities, including, under certain circumstances, the offering of such Registrable Securities in the form of an underwritten offering. The Company is not obligated to effect (i) more than one demand registration during any six-month period; provided that a registration will not be counted for such purposes unless a Form S-1, or any similar long form registration, or Form S-3 has become effective; or (ii) any demand registration if there is an effective Resale Shelf Registration Statement on file with the Commission.

•	Shelf registration rights. No later than thirty calendar days following the Closing, the Company will file a Resale Shelf Registration Statement registering all of the Registrable Securities held by the Investors that are not covered by an effective registration statement. The Company will use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing.

•	Piggy-back registration rights. At any time after the Closing, if the Company proposes to file a registration statement with respect to an offering of its equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, or the equity securities of stockholders of the Company, under the Securities Act, subject to certain exceptions, the Company will notify the Investors of such offering and offer the Investors the opportunity to register the sale of such number of Registrable Securities that such Investor may request in writing within five days following receipt of notice from the Company.

•	Expenses and indemnification. All fees, costs and expenses of underwritten registrations will be borne by the Company and underwriting discounts and selling commissions attributable to the Registrable Securities (as defined therein) being sold by the holders thereof will be borne by such holders. The Registration Rights Agreement will contain customary cross-indemnification provisions, under which the Company is obligated to indemnify holders of Registrable Securities (as defined therein) in the event of material misstatements or omissions in the applicable registration statement attributable to the Company, and holders of registrable securities are obligated to indemnify the Company for material misstatements or omissions attributable to them.

•	Registrable securities. Securities of the Company will cease to be Registrable Securities (as defined therein) when (i) a registration statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been sold, transferred, disposed or exchanged of in accordance with such registration statement, (ii) such securities have been otherwise transferred, new certificates or book-entry positions for them not bearing a legend restricting further transfer have been delivered by the Company and subsequent public distribution of them does not require registration under the Securities Act, (iii) such securities have ceased to be outstanding, (iv) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale), or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

•	Lock-up. During the Registration Rights Lock-Up Period, the Investors each agree not to transfer certain securities subject to certain customary exceptions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement

On the Closing Date, the limited liability company agreement of Redbox was amended and restated in its entirety to include the terms set forth below (the “Redbox LLCA”).

Each Redbox Common Unit has identical economic rights and is entitled to share in the profits and losses of Redbox and to receive distributions as and if declared by the Managing Member (as defined below). Redbox Common Units have no voting rights.

Effective upon completion of the Closing, the Company was admitted as the sole Managing Member of Redbox (the Company in such capacity, the “Managing Member”). The Managing Member has the sole authority to manage the business, property and affairs of Redbox in accordance with the Redbox LLCA and applicable law. The Managing Member cannot be removed or replaced except by the incumbent Managing Member. The Managing Member is not entitled to any compensation for services rendered to Redbox in its capacity as Managing Member.

The Managing Member may, subject to (i) any restrictions contained in the financing agreements to which Redbox or any of its subsidiaries is a party, (ii) having available cash (after setting aside appropriate reserves) and (iii) any mutually agreed upon other restrictions set forth in the Redbox LLCA, make distributions to the members at any time and from time to time. Notwithstanding anything to the contrary, no distribution (including Tax Distributions (as defined below)) or other payment in respect of membership interests shall be required to be made to any member if, and to the extent that, such distribution (including Tax Distributions) or other payment in respect of membership interests would not be permitted under the DLLCA or other applicable law. All distributions, including Tax Distributions, will be made to holders of Redbox Common Units on a pro rata basis based on the number Redbox Common Units held by each holder. Upon the liquidation or winding up of Redbox, all net proceeds thereof will be distributed to the holders of Redbox Common Units on a pro rata basis based on the number Redbox Common Units held by each holder.

Redbox shall make distributions among the holders of Redbox Common Units on a pro rata basis in an amount that in the Managing Member’s discretion allows every holder of Redbox Common Units to satisfy its tax liability with respect to its Redbox Common Units (“Tax Distributions”). The amount of any Tax Distributions shall be determined assuming that each holder is a corporation, and each holder’s only income is from Redbox based on projections of the taxable income of Redbox for the applicable tax period multiplied by the highest marginal federal, state and local tax rate for a corporation that is resident in the United States applicable to each item of income. Such amount shall be the same for all holders. If the aggregate amount of Tax Distributions paid for any fiscal year is less than the amount that would be calculated as of the end of such fiscal year based upon Redbox’s actual income for such fiscal year, additional Tax Distributions in the amount of such shortfall shall be paid as soon as reasonably practicable after the end of such fiscal year.

The Redbox LLCA contains restrictions on transfers of membership interests and requires the prior consent of the Managing Member for such transfers, except, in each case, for (i) certain transfers to permitted transferees under certain conditions (including transfers to affiliates), (ii) transfers of Redbox Common Units by Parent to its direct and indirect equity holders, whether as a distribution, a liquidating distribution or otherwise, and (iii) Sales (as defined below) of Redbox Common Units for cash (to the extent permitted by the governing documents of Redbox or its applicable subsidiary) or Class A common stock in accordance with the Sale provisions below.

The Redbox LLCA provides for, among other things, the ability for each holder of Redbox Common Units, following the expiration of any applicable lock-up period, to sell (each, a “Sale”) all or any portion of its Redbox Common Units, together with the cancellation of an equal number of shares of Class B common stock, in exchange for cash or a number of shares of Class A common stock equal to the product of (a) the number of Redbox Common Units to be sold multiplied by (b) an exchange rate which will initially be one to one but which will be subject to adjustment as set forth in the Redbox LLCA.

The Redbox LLCA includes reasonable procedures for the implementation of Sales, including, without limitation, procedures for the giving of notice of an election of exchange. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A common stock, solely for the purpose of issuance upon a Sale, such number of shares of Class A common stock as shall be deliverable upon any such Sale; provided that nothing contained herein shall be construed to preclude the Company or Redbox from satisfying its obligations in respect of the Sale of Redbox Common Units by delivery of shares of Class A common stock which are held in the treasury of the Company or are held by Redbox or any of their subsidiaries, by delivery of purchased shares of Class A common stock (which may or may not be held in the treasury of the Company or held by any subsidiary thereof). The Company and Redbox shall covenant that all Class A common stock issued upon a Sale will, upon issuance, have been duly authorized and validly issued and be fully paid and non-assessable.

The Company and Redbox shall covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A common stock to be delivered with respect to any Sale, shares that have been registered under the Securities Act shall be delivered in respect of any Sale. If any Sale in accordance with the Redbox LLCA is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the member requesting such Sale, the Company and Redbox shall use commercially reasonable efforts to promptly facilitate such Sale pursuant to any reasonably available exemption from such registration requirements. the Company and Redbox shall use commercially reasonable efforts to list Class A common stock required to be delivered upon Sale prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding shares of Class A common stock may be listed or traded at the time of such delivery.

Redbox shall dissolve, and its affairs shall be wound up, upon: (a) the entry of a decree of judicial dissolution of Redbox under Section 18-802 of the Delaware Act; (b) any event which makes it unlawful for the business of Redbox to be carried on by the members; (c) at any time that there are no members, unless Redbox is continued in accordance with the Delaware Act; or (d) the determination of the Managing Member in its sole discretion; provided that in the event of a dissolution pursuant to this clause (d), the relative economic rights of each class of units immediately prior to such dissolution shall be preserved to the greatest extent practicable with respect to distributions made to members in connection with the winding up of Redbox, taking into consideration tax and other legal constraints that may adversely affect one or more parties hereto and subject to compliance with applicable laws and regulations, unless, and to the extent that, with respect to any class of units, holders of not less than 90% of the units of such class consent in writing to a treatment other than as described above; provided, that if the dissolution of Redbox pursuant to and in accordance with clauses (b) or (d) in this provision would have a material adverse effect on any member, the dissolution of Redbox shall require the prior written consent of such member, which consent shall not be unreasonably withheld.

Redbox shall pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Managing Member and/or Redbox (including the costs, fees and expenses of attorneys, accountants or other professionals) incurred in pursuing and conducting, or otherwise related to, the activities of Redbox. Redbox shall also bear and/or reimburse the Managing Member for (i) any costs, fees or expenses incurred by the Managing Member in connection with serving as the Managing Member, (ii) operating, administrative and other similar costs, to the extent the proceeds are used or will be used by the Managing Member to pay expenses described in this clause (ii), and payments pursuant to any legal, tax, accounting and other professional fees and expenses (but, for the avoidance of doubt, excluding any tax liabilities of the Managing Member), (iii) any judgments, settlements, penalties, fines or other costs and expenses in respect of any claims against, or any litigation or proceedings involving, the Managing Member, (iv) fees and expenses (other than any underwriters’ discounts and commissions that are economically recovered by the Managing Member as a result of acquiring Redbox Common Units at a discount) related to any securities offering, investment or acquisition transaction (whether or not successful) authorized by the Managing Member, (v) other fees and expenses in connection with the maintenance of the existence of the Managing Member, and (vi) all other expenses allocable to Redbox or otherwise incurred by the Managing Member, in each case incurred by the Managing Member in connection with operating Redbox’s business. For the avoidance of doubt, such distributions or reimbursements may not be used to pay or facilitate dividends or distributions on the securities of the Company and must be used solely for one of the express purposes set forth under clauses (i) through (vi) of the immediately preceding sentence. Also for the avoidance of doubt, Redbox shall not pay or bear any income tax obligations of the Company or the Managing Member or any obligations of the Company or the Managing Member under the Tax Receivable Agreement. The Managing Member and certain related persons will also be entitled to customary indemnification rights (including advancement of expenses).

The foregoing description of the Redbox LLCA does not purport to be complete and is qualified in its entirety by the full text of the Redbox LLCA, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, the Company entered into a tax receivable agreement (the “Tax Receivable Agreement”) with the Sponsor and Parent. Under the terms of the Tax Receivable Agreement, the Company generally will be required to pay to Parent, and to each other person from time to time that Parent assigns rights under the Tax Receivable Agreement to, 85% of the tax savings, if any, that the Company realizes (using an assumed combined state and local income tax rate) in certain circumstances as a result of basis in certain assets existing at the time of the Business Combination and tax attributes that benefit the Company as a result of an Exchange, including as a result of payments made under the Tax Receivable Agreement. The term of the Tax Receivable Agreement will expire upon the earlier to occur of the complete utilization of the tax benefits or the Company exercising its right to terminate the Tax Receivable Agreement for an amount representing the net present value of future payments under the Tax Receivable Agreement or certain other acceleration events occur. The Company has estimated the tax receivable liability of $16.6 million assuming (1) a share price equal to $10.00 per share, (2) a constant federal income tax rate of 21.0% and a state tax rate of 4.2% (net of any federal benefit), (3) no material changes in tax law, (4) the ability to utilize tax basis and attributes and (5) future tax receivable agreement payments. These amounts are estimates and have been prepared for informational purposes only. However, due to the uncertainty of various factors, including: (1) a constant federal income tax rate of 21.0% and a state tax rate of 4.2% (net of any federal benefit), (2) no material changes in tax law, (3) the ability to utilize tax basis and attributes and (4) whether and when Parent engages in Exchanges and the share price at such times, the likely tax savings we will realize and the resulting amounts we are likely to pay pursuant to the Tax Receivable Agreement are uncertain. If Parent were to engage in an Exchange of all of its Redbox equity interests at Closing, the net present value of the liability the Company would recognize is approximately $164.9 million.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the full text of the Tax Receivable Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on October 20, 2021, Seaport held the Special Meeting, at which the Seaport stockholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the Business Combination. On October 22, 2021, the parties consummated the Business Combination.

Holders of 12,346,223 shares of Seaport’s Class A common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Seaport’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, or approximately $10.10 per share and $124.7 million in the aggregate.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Seaport was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in any document incorporated by reference herein may constitute “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference herein may include, for example, statements about:

•	the benefits of the Business Combination;

•	expansion plans and opportunities;

•	the Company’s public securities’ potential liquidity and trading;

•	the lack of a market for the Company’s securities; and

•	the Company’s financial performance following the Business Combination.

The forward-looking statements contained in this Current Report on Form 8-K and in the documents incorporated by reference herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the ability to maintain the listing of the Company’s Class A common stock and public warrants on Nasdaq;

•	the Company’s ability to raise financing in the future;

•	the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors;

•	changes adversely affecting the business in which the Company is engaged;

•	the risks associated with cyclical demand for the Company’s services and vulnerability to industry downturns and regional or national downturns;

•	fluctuations in the Company’s revenue and operating results;

•	unfavorable conditions or further disruptions in the capital and credit markets and the Company’s ability to obtain additional capital on commercially reasonable terms;

•	the Company’s ability to generate cash, service indebtedness and incur additional indebtedness;

•	the impact of the Company’s indebtedness and debt agreements on its operations;

•	competition from existing and new competitors;

•	the Company’s ability to integrate any businesses it acquires;

•	the Company’s dependence on third-party contractors to provide various services;

•	intellectual property, information technology and privacy requirements that may subject the Company to unanticipated liabilities; and

•	general economic or political conditions.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement in the section titled “Information About Redbox” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are set forth in the Proxy Statement in the section titled “Risk Factors” and that information is incorporated herein by reference. A summary of the risks associated with the Company’s business are also described in the Proxy Statement under the heading “Summary of the Proxy Statement—Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement in the sections entitled “Selected Historical Financial Information of Redbox” and “Redbox Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

The financial information of Seaport is described in the Proxy Statement in the section entitled “SGAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K relating to the financial information of the Company and Seaport, which is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement in the section titled “Information About Redbox—Properties”, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock immediately following the consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of the Company’s common stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The beneficial ownership of Company common stock is based on 12,618,516 shares of Class A common stock and 32,770,000 shares of Class B common stock issued and outstanding immediately following the consummation of the Business Combination.

	Common Stock Beneficially Owned		Percent of Total
	Class A	Class B	Voting Power(2)
Name of Beneficial Owner(1)
Named Executive Officers and Directors
Galen C. Smith	—	—	—
Jason K. Kwong	—	—	—
Michael D. Chamberlain	—	—	—
Jay Burnham	—	—	—
Vikas M. Keswani	—	—	—
Reed Rayman	—	—	—
Michael Redd	—	—	—
David B. Sambur	—	—	—
Lee J. Solomon	—	—	—
Charles Yamarone	—	—	—
All Executive Officers and Directors as a Group (15 Individuals)	—	—	—
Five Percent Holders:
Redwood HoldCo LP(3)	—	32,770,000	72.2%
Seaport Global SPAC, LLC and affiliates(4)	3,833,251	—	8.5%

(1)	Unless otherwise noted, the address of each holder is c/o Redbox Entertainment Inc., 1 Tower Lane, Suite 800, Oakbrook Terrace, Illinois 60181.

(2)	Represents percentage of voting power of the holders of Class A common stock and Class B common stock of the Company voting together as a single class.

(3)	Shares of Class B common stock, par value $0.0001 per share, held by Redwood Holdco, LP (“Parent”). This number correlates to 32,770,000 common units of Redwood Intermediate, LLC (“Redbox”) held by Parent, which represents 32,770,000 shares of Class A common stock, par value $0.0001 per share, that may be issuable upon the exchange of 32,770,000 common units of Redbox following applicable lock-up periods. Each share of Class B common stock has one vote. Concurrently with an exchange of Redbox common units for shares of Class A common stock by Parent, Parent will be required to surrender to the Company a number of shares of Class B common stock equal to the number of Redbox common units exchanged, and such shares will be converted into shares of Class A common stock on a one-for-one basis, subject to adjustment. The general partner of Parent is Redwood GP, LLC (Redwood GP). New Outerwall, Inc. is the sole limited partner of Parent and the sole member of Parent GP. New Outerwall is an indirect majority owned subsidiary of AP VIII Aspen Holdings, L.P. (“Aspen Holdings”). The general partner of Aspen holdings is AP VII Aspen Holdings GP, LLC (“Aspen GP”) and Apollo Management VIII, L.P. (“Management VIII”) is the sole member of Aspen GP. AIF VIII LLC (AIF VIII) serves as the general partner of Management VIII. Apollo Management, L.P. serves as the sole member and manager of AIF VIII and Apollo Management GP, LLC serves as the general partner of Apollo Management. Apollo Management Holdings, L.P. (“Management Holdings”) serves as the sole member and manager of Apollo Management GP. Apollo Management Holdings GP, LLC (“Management Holdings GP”) serves as the general partner of Management Holdings. New Outerwall, Aspen Holdings, Aspen GP, Management VIII, AIF VIII, Apollo Management, Apollo Management GP, Management Holdings, and Management Holdings GP, and Messrs. Joshua Harris, Marc Rowan, Scott Kleinman and James Zelter, the managers, as well as executive officers, of Management Holdings GP, each disclaim beneficial ownership of all the shares of Class B common stock, and the above description shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, or for any other purpose.

(4)	Seaport Global Asset Management, LLC is the managing member of Seaport Global SPAC, LLC (the “Sponsor”) and Stephen Smith, Seaport’s Chairman and Chief Executive Officer prior to the Business Combination, is the Chief Executive Officer of Seaport Global Asset Management, LLC. By virtue of these relationships, Mr. Smith may be deemed to have or share beneficial ownership of the securities held of record by the Sponsor. Mr. Smith disclaims any such beneficial ownership except to the extent of his pecuniary interest.

Directors and Executive Officers

The Company’s directors and executive officers, composition of the committees of the Board and information with respect to the independence of the Board after the consummation of the Business Combination are described in the Proxy Statement in the section titled “Management of SGAC Following the Business Combination” and that information is incorporated herein by reference.

Executive Compensation

Executive Compensation

A description of the compensation of the Company’s named executive officers is set forth in the Proxy Statement in the section titled “Executive Compensation,” and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the Company’s directors is set forth in the Proxy Statement in the section titled “Executive Compensation,” and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year none have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Certain Relationships and Related Transactions, and Director Independence.

Certain relationships and related person transactions of the Company are described in the Proxy Statement in the Section entitled “Certain Relationships and Related Person Transactions” and are incorporated herein by reference.

A description of the Company’s independent directors is described in the Proxy Statement in the section entitled “Management of SGAC Following the Business Combination—Director Independence” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement titled “Other Information Related to SGAC—Legal Proceedings” and “Information About Redbox—Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

Market Information, Holders of Record and Dividends

On the business day following the Closing Date, the Company’s Class A common stock and warrants began trading on Nasdaq under the symbols “RDBX” and “RDBXW.” Seaport’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

As of the Closing, the Company had 12,618,516 shares of Class A common stock outstanding held of record by two holders, 32,770,000 shares of Class B common stock outstanding held of record by one holder and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

The Company has not paid any cash dividends on shares of its Class A common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Information about the ticker symbol, number of stockholders and dividends for Seaport’s securities is set forth in the Proxy Statement in the section titled “Ticker Symbols and Dividend Information” and such information is incorporated herein by reference.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement in the section entitled “Proposal No. 6—The Incentive Plan Proposal,” which is incorporated herein by reference. As described below, the 2021 Omnibus Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by Seaport’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K regarding the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy Statement in the section titled “Description of Securities” and that information is incorporated herein by reference. As described below, the Company’s second amended and restated certificate of incorporation was approved by Seaport’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section titled “Management of SGAC Following the Business Combination—Limitation on Liability and Indemnification Matters” and that information is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 to this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 3.02.	Unregistered Sales of Equity Securities.

Business Combination Consideration

In connection with the Business Combination, the Company issued 32,770,000 shares of Class B common stock to Parent, which have no economic value, but entitle Parent to one vote per issued share and will be issued on a one-for-one basis for each common unit representing limited liability company interests of Redbox retained by Parent following the Business Combination.

Private Placement

Concurrently with the execution of the Business Combination Agreement, Seaport entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Seaport agreed to issue and sell to the PIPE Investors, immediately prior to the Closing, an aggregate of 5,000,000 shares of Class A common stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $50 million.

The shares issued to the PIPE Investors were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

Backstop Agreements

In connection with the Business Combination, on October 12, 2021, Seaport entered into backstop subscription agreements (the “Backstop Agreements”) with certain subscribers (the “Backstop Subscribers”), including affiliates of funds managed by affiliates of Apollo Global Management, Inc. and Seaport Global SPAC, LLC, pursuant to which the Backstop Subscribers agreed, subject to certain conditions in the Backstop Agreements, to subscribe for and purchase up to an aggregate of 3,564,356 shares of Seaport’s Class A common stock, par value $0.0001 per share, in the event that more than 10,810,644 public shares of Seaport Class A common stock are submitted for redemption in connection with the Business Combination, for a purchase price of $10.10 per share.

In accordance with the Backstop Agreements, on October 20, 2021, the Backstop Subscribers funded the approximately $20.2 million aggregate purchase price. Immediately prior to the Closing on October 22, 2021, Seaport issued an aggregate of 1,995,989 shares of Class A common stock to the Backstop Subscribers pursuant to the Backstop Agreements.

The shares issued to the Backstop Subscribers were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement in the section titled “The Business Combination Agreement,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, the following people were appointed as directors of the Company:

Class I directors: Vikas M. Keswani, Michael Redd and David B. Sambur;

Class II directors: Jay Burnham, Galen C. Smith and Lee J. Solomon; and

Class III directors: Charles Yamarone, Reed Rayman and Kimberly Kelleher.

Effective as of the Closing, the executive officers of the Company are:

Galen C. Smith, Chief Executive Officer;

Kavita Suthar, Chief Financial & Principal Accounting Officer;

Jason K. Kwong, Chief Strategy and Digital Officer;

Michael D. Chamberlain, Chief Operating Officer;

Stephen Lavin, Chief Technology Officer;

Michael F. Feldner, Chief Marketing Officer ; and

Frederick W. Stein, Chief Legal Officer.

Reference is made to the disclosure described in the Proxy Statement in the section titled “Management of SGAC Following the Business Combination” for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference.

Item 5.03.	Articles of Incorporation or Bylaws.

On October 22, 2021, in connection with the consummation of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposal No. 2—The Charter Amendment Proposal,” “Proposal No. 3—The Advisory Charter Proposals,” and “Description of Securities,” which are incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by Seaport’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section titled “Proposal No. 1—The Business Combination Proposal” of the Proxy Statement, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 22, 2021, the Company issued a press release announcing the closing of the Business Combination. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)                Financial statements of businesses acquired.

The audited consolidated financial statements of Redbox for the years ended December 31, 2020, 2019 and 2018 were filed as part of the Proxy Statement and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Redbox for the six months ended June 30, 2021 and 2020 were filed as part of the Proxy Statement and are incorporated herein by reference.

(b)                Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)                 Exhibits.

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of May 16, 2021, by and among Seaport Global Acquisition Corp., Seaport Merger Sub LLC, Redwood Holdco, LP, and Redwood Intermediate, LLC (incorporated by reference to Annex A to the Proxy Statement).
3.1*	Second Amended and Restated Certificate of Incorporation of Redbox Entertainment Inc.
3.2*	Amended and Restated Bylaws of Redbox Entertainment Inc.
10.1*	Stockholders Agreement, dated as of October 22, 2021, by and among Redbox Entertainment Inc., Redwood Holdco, LP and the other parties thereto
10.2*	Registration Rights Agreement, dated as of October 22, 2021, by and among Redbox Entertainment Inc., Seaport Global SPAC, LLC, Redwood Holdco, LP and the other parties thereto
10.3*	Fourth Amended and Restated Limited Liability Company Agreement of Redwood Intermediate, LLC
10.4*	Tax Receivable Agreement, dated as of October 22, 2021, by and between Redbox Entertainment Inc. and Redwood Holdco, LP
10.5+*	Seaport Global Acquisition Corp. 2021 Omnibus Incentive Plan
10.6*	Form of Indemnification Agreement.
21.1*	List of Subsidiaries
99.1*	Press Release
99.2*	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the six months ended June 30, 2021 and for the twelve months ended December 31, 2020.

* Filed herewith

† Certain of the exhibits and schedules to this agreement have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+ Indicates a management or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBOX ENTERTAINMENT INC.

By:	/s/ Kavita Suthar
Name:	Kavita Suthar
Title:	Chief Financial Officer

Date: October 28, 2021